News Release For Immediate Release Contact: Jack Collins, EVP Finance/Corp. Development Phone: (405) 702-7460 Website: www.qrcp.net	Quest Resource Corporation (graphic omitted)

Quest Resource Corporation Announces NASDAQ Non-Compliance Notice

OKLAHOMA CITY – January 11, 2010 – Quest Resource Corporation (NASDAQ: QRCP) (“QRCP” or the “Company”) today announced that on January 5, 2010, it received a determination letter, which the Company expected, from The NASDAQ Stock Market stating that the Company’s common stock is subject to delisting since the Company failed to hold the required 2009 annual meeting of stockholders by December 31, 2009, and therefore was not in compliance with NASDAQ Listing Rules 5620(a) and 5620(b).

In the determination letter, NASDAQ advised that QRCP may request an appeal of this determination by making a hearing request to the NASDAQ Listing Qualifications Hearings Panel, which will stay the suspension of QRCP’s securities and the filing of a Form 25-NSE with the Securities and Exchange Commission (the “SEC”). The request for a hearing must be received by NASDAQ by January 12, 2010, and QRCP intends to timely submit such a request.

The Company delayed the 2009 annual meeting in order to reduce costs by combining the 2009 annual meeting with the stockholder meeting to vote on the previously announced proposed recombination of QRCP with Quest Midstream Partners, L.P. (“QMLP”) and Quest Energy Partners, L.P. (NASDAQ: QELP) (“QELP”). The proposed recombination would be effected under the terms of a definitive merger agreement (the “Merger Agreement”) pursuant to which the entities would form a new, publicly-traded corporation that, through a series of mergers and entity conversions (collectively, the "Merger"), would wholly own all three entities. The new publicly traded entity will be named PostRock Energy Corporation (“PostRock”) and trade under the NASDAQ ticker symbol “PSTR”. PostRock filed an Amendment No. 1 to its registration statement on Form S-4/A with the SEC on December 17, 2009. The Company intends to hold the 2009 annual meeting, which will include the stockholder vote on the proposed recombination, promptly after the SEC completes its review and declares the registration statement effective.

About Quest Resource Corporation, Quest Energy Partners, L.P., Quest Midstream Partners, L.P. and PostRock Energy Corporation

Quest Resource Corporation is a fully integrated E&P company that owns: producing properties and acreage in the Appalachian Basin of the northeastern United States; 100% of the general partner and a 57% limited partner interest in QELP, including subordinated units; and 85% of the general partner and 36.4% of the limited partner interests in the form of subordinated units in QMLP. The Company operates and controls QELP and QMLP through its ownership of their general partners. For more information, visit the Company's website at www.qrcp.net. The Company routinely posts important information in the “Investors” section of its website.

Quest Energy Partners, L.P. was formed by QRCP to acquire, exploit and develop natural gas and oil properties and to acquire, own, and operate related assets. QELP owns more than 2,400 wells and is the largest producer of natural gas in the Cherokee Basin, which is located in southeast Kansas and northeast Oklahoma. QELP also owns natural gas and oil producing wells in the Appalachian Basin of the northeastern United States and in Seminole County, Oklahoma. For more information, visit QELP's website at www.qelp.net. QELP routinely posts important information in the “Investors” section of its website.

Quest Midstream Partners, L.P. was formed by QRCP to acquire and develop transmission and gathering assets in the midstream natural gas and oil industry. QMLP owns more than 2,000 miles of natural gas gathering pipelines and over 1,100 miles of interstate natural gas transmission pipelines in Oklahoma, Kansas, and Missouri. For more information, visit QMLP's website at www.qmlp.net.

PostRock will hold the assets currently owned by QRCP, QELP, and QMLP and will operate with a more streamlined corporate structure.

Additional information

In connection with the proposed Merger, PostRock filed an amended registration statement on Form S-4/A with the SEC on December 17, 2009. The registration statement covers the shares of PostRock common stock to be issued to QRCP stockholders, QELP common unitholders (other than QRCP) and QMLP common unitholders at the completion of the recombination and includes a preliminary joint proxy statement/prospectus. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC REGARDING THE TRANSACTION CONTEMPLATED BY THE MERGER AGREEMENT WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PARTIES TO THE MERGER AGREEMENT AND THE TRANSACTONS CONTEMPLATED BY THE MERGER AGREEMENT. A definitive joint proxy statement/prospectus will be sent to QRCP stockholders and QELP common unitholders seeking their approval of the Merger Agreement and the related mergers. Investors may obtain a free copy of the registration statement and the definitive joint proxy statement/prospectus (when available) and other documents containing information about the parties to the Merger Agreement, without charge, at the SEC’s web site at www.sec.gov, QRCP’s web site at www.qrcp.net, and QELP’s web site at www.qelp.net. Copies of the registration statement and the definitive joint proxy statement/prospectus may also be obtained for free by directing a request to Quest Resource Corporation, Quest Energy Partners, L.P. or Quest Midstream Partners, L.P. at 210 Park Avenue, Suite 2750, Oklahoma City, OK 73102; Attn: Jack Collins, Telephone: (405) 600-7704.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

QRCP and QELP and their respective directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective stockholders and unitholders in respect of the Merger. Information about these persons can be found in QRCP’s and QELP’s respective annual reports on Form 10-K/A for the year ended December 31, 2008 as filed with the SEC on July 29, 2009. Additional information about the interests of such persons in the solicitation of proxies in respect of the Merger will be included in the definitive joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transactions contemplated by the Merger Agreement.

Forward-Looking Statements

Opinions, forecasts, projections or statements other than statements of historical fact, are forward-looking statements that involve risks and uncertainties. Forward-looking statements in this announcement, including anticipated benefits and other aspects of the proposed Merger and the Company's appeal of the NASDAQ determination letter, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although QRCP believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In particular, the forward-looking statements made in this release are based upon a number of financial and operating assumptions that are subject to a number of risks, including the possibility that the anticipated benefits from the proposed Merger cannot by fully realized, the continuing global economic recession, uncertainty involved in exploring for and developing new natural gas reserves, the sale prices of natural gas and oil, labor and raw material costs, the availability of sufficient capital resources to carry out the anticipated level of new well development and construction of related pipelines, environmental issues, weather conditions, competition, general market conditions and other risks disclosed in the registration statement on Form S-4 related to the proposed Merger. Actual results may differ materially due to a variety of factors, some of which may not be foreseen by QRCP. These risks and other risks are detailed in QRCP's filings with the Securities and Exchange Commission, including risk factors listed in QRCP's and QELP’s latest annual reports on Form 10-K/A and other filings with the SEC, and in PostRock’s registration statement on Form S-4/A. You can find QRCP's and QELP's filings with the SEC at www.qrcp.net and www.qelp.net or at www.sec.gov. PostRock’s registration statement on Form S-4/A may be obtained at www.sec.gov. By making these forward-looking statements, QRCP, QELP and PostRock undertake no obligation to update these statements for revisions or changes after the date of this release.

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